SECURITIES AND EXCHANGE COMMISSION


                                            Washington, D.C. 20549





                                                   FORM 8-K


                                                CURRENT REPORT


                                   Pursuant to Section 13 and 15(d) of the
                                      Securities and Exchange Act of 1934


                Date of Report (date of earliest event reported) August 21, 1996



                                         ANTARES RESOURCES CORPORATION
                              (Exact name of Registrant as specified in Charter)


New York                                  0-3926                    13-1950459
(State or other jurisdiction            (Commission               (IRS Employer
         of incorporation)              File Number)             Identification
                                                                     Number)


2345 Friendly Road, Fernandina Beach, FL                               32034
(Address of principal executive office)                              (Zip Code)




Registrant's telephone number, including area code: (904) 261-8607

Item 2.  Acquisition and Disposition of Assets.

         On August 16, 1996, Antares Resources Corporation (the "Company") sold all of its interests in Caribbean Breeze International, Inc. ("CBI") and Multi-Source Labs, Inc. ("MSL") to David M. Capps, a director of the Company. The initial purchase price, which was established based upon CBI and MSL's net assets, was $1,774,479. Pursuant to the terms of the applicable agreement, the purchase price may be increased based upon an independent valuation of CBI and MSL being undertaken by an independent valuator retained by the Company for the stated purpose. The effective date of the transaction was established at June 30, 1996. The purchase price is to be paid pursuant to the terms of a non-recourse Promissory Note payable by Mr. Capps within two years, with interest accruing on all unpaid balances at the rate of .75% over the prime lending rate as established by Chase Manhattan Bank, New York. Mr. Capps secured the Note payable to the Company by granting the Company a security interest in all of the assets of CBI and MSL, as well as an aggregate of 2,027,976 shares of the Company's common stock held by Mr. Capps and other grantees. The number of shares securing the obligation is also subject to adjustment, depending upon the final purchase price. Additionally, on the last day of each calendar quarter during the primary term of the Note commencing September 30, 1996, the number of common shares providing such security may be increased or decreased. Pursuant to the agreement, Mr. Capps may be obligated to tender additional common shares as additional security of his obligation, or the Company may be obligated to return to Mr. Capps any overage of the number of shares necessary to secure the obligation, except as limited in the agreement. Such obligations shall arise in the event the per share market price of the Company's common stock, as traded on Nasdaq or such other national market system, multiplied by the number of the Company's common stock held in escrow, is less or more, as applicable, than the final purchase price. If less, Mr. Capps is required to provide the number of shares of the Company's common stock necessary to insure that the full principal balance of the Note, plus accrued interest, is secured by the shares of common stock. If more, the Company will be obligated to return the number of shares of the Company's common stock tendered to Mr. Capps, except the number of shares held as such security shall not be reduced below the original number of shares established on the Closing Date. If and when the Company is compensated in full (including any and all costs of liquidation applicable thereto) at the time the Note becomes due, or if a default occurs prior to the termination of the principal term of the Note, any remaining shares of the Company's common stock held in escrow will be returned to Mr. Capps.

Item 6.  Resignations of Registrant's Directors

         Effective August 16, 1996, David M. Capps tendered his resignation as a director of the Company. Relevant thereto, there was no disagreement between Mr. Capps and the Company concerning any matter relating to the Company's operations, policies or practices.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c)  Exhibits.

         2.0 Stock Purchase Agreement between the Company and David M. Capps, along with exhibits thereto.

                                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                             Antares Resources Corporation
                                             (Registrant)

                                             By:/s/ William W. Perry III
                                             William W. Perry III, President
Dated:  August 21, 1996

                                                   AGREEMENT

         THIS AGREEMENT, dated August 16, 1996, nun pro tunc June 30, 1996, by and between Antares Resources Corporation, 2345 Friendly
Road, Fernandina Beach, FL 32034, (the "Seller") and David M.
Capps, 45 Sunset Blvd., Brunswick, Georgia 31525 (the "Purchaser"), who hereby agree as follows:

                                                R E C I T A L S

         WHEREAS, the Seller owns 1,000 common shares of Caribbean Breeze International, Inc., a Florida corporation ("CBI") and 1,000 shares of Multi-Source Labs, Inc., a Florida corporation ("MSL"), each representing 100% of the issued and outstanding common shares of the aforesaid corporations; and

         WHEREAS, Purchaser hereby represents and warrants that he is the holder, either directly or indirectly, of a minimum of 850,899 "restricted" common shares of the Seller (as that term is defined under the Securities Act of 1933, as amended); and

         WHEREAS, the Seller desires to sell and the Purchaser desires to purchase all of the issued and outstanding common shares of both CBI and MSL in accordance with the terms herein stated; and

         WHEREAS, the parties hereto have retained Ludeking & Associates, P.A., an independent valuation firm, for purposes of providing the parties herein with an independent valuation of both CBI and MSL, in order to avoid any appearances that the transaction proposed herein has not been consummated as a result of arms length negotiations and that the purchase price payable by the Purchaser to Seller, as stated hereinbelow, represents the fair market value of both CBI and MSL,

         NOW, THEREFORE, the parties agree as follows:

         1. Sale of Shares. The Seller shall sell and transfer to the Purchaser, and the Purchaser shall purchase and acquire from the Seller, 1,000 Common Shares, par value $0.001 per share, of CBI and 1,000 Common Shares, par value $0.001 per share, of MSL (the CBI
Common Shares and the MSL Common Shares hereinafter jointly referred to as the "Shares").

         2. Purchase Price. The purchase price payable by Purchaser to Seller for all of such Shares shall be the greater of the aggregate net tangible assets of CBI and MSL, or the valuation of said entities as established by Ludeking & Associates, P.A. and other good and valuable consideration. On the Closing Date, Purchaser shall execute a Promissory Note in favor of Seller for the full purchase price in the form attached hereto as Exhibit "A" and incorporated herein as if set forth.

         3. Security. (a) In order to provide security to the Seller, Purchaser hereby agrees to tender into escrow those shares of common stock of Seller presently held, either directly or indirectly, by Seller, as included in Exhibit "A". Thereafter, on the last day of each calendar quarter during the primary term of the Note, commencing September 30, 1996, the number of common shares shall be increased or decreased. Purchaser shall be obligated to tender additional common shares as additional security of his obligation herein, or the Seller shall be obligated to return to Purchaser any overage of the number of shares necessary to secure the obligation, except as limited herein. Such obligations shall arise in the event the per share market price of the Seller's common stock, as traded on Nasdaq or such other national market system, multiplied by the number of the Seller's common stock held in escrow, is less or more, as applicable, than the purchase price established in the Note. If less, Purchaser shall provide the number of shares of the Seller's common stock necessary to insure that the full principal balance of the Note, plus accrued interest, is secured by the shares of common stock.
If more, the Seller shall return the number of shares of the Seller's common stock tendered by Purchaser to Purchaser, except the number of shares held as such security shall not be reduced below the original number of shares established on the Closing
Date. If and when the Company is compensated in full (including any and all costs of liquidation applicable thereto) at the time the Note becomes due, or if a default occurs prior to the termination of the principal term of the Note, any remaining shares of the Seller's common stock held in escrow will be returned to Purchaser.

         (b) In addition, Purchaser shall grant to Seller a first position security interest in all of the assets of CBI and MSL. The terms of such security are more fully described in that Security Agreement between the parties hereto, attached hereto as Exhibit "B" and incorporated herein as if set forth.

         4. Closing Date/Effective Date. The Closing Date for this purchase shall take place on the date first stated hereinabove. At the closing, the Seller or his agent shall deliver to the Purchaser, free and clear of all encumbrances, a certificate or certificates for the Shares and acceptable stock power and transfer letter, as referenced in Paragraph 1, above, in negotiable form.
The Effective Date of this transaction shall be 11:59 P.M. on June 30, 1996. On the Effective Date, except for Purchaser herein, all other present officers and directors of CBI and MSL shall resign and be replaced by those persons designated by Purchaser herein and all issues of control of both CBI and MSL shall vest in the new officers and directors of CBI and MSL.

         5. Default by Seller. If the Seller or his agent shall fail or refuse to deliver any of the Shares to the Purchaser on the Closing Date, the Purchaser may file with a court of competent jurisdiction an action against Seller compelling the sale described herein. Seller, by execution hereof, waives any and all defenses it may have herein except that it has performed all obligations contained herein. If such an action is deemed necessary, Purchaser shall be entitled to recover all costs of such action, including but not limited to, reasonable attorney's fees.

         6. Seller's Representations and Warranties. The Seller represents and warrants to the Purchaser that:

         (a) All of the Shares have been validly issued and are fully paid and nonassessable as of the Closing Date;

         (b) It is and will be on the Closing Date, the owner, free and clear of any encumbrances, of the number of Shares set forth in Paragraph 1 of this Agreement, above; and

         (c) That the unaudited financial statements of CBI and MSL dated June 30, 1996, provided by Seller to Purchaser are true and accurate as of the date of this Agreement.

         7. Purchaser's Representations and Warranties. The Purchaser represents and warrants to the Seller that:

         (a) He is and will, on the Closing Date, own or control, free and clear of any encumbrances, a sufficient number of common shares of Antares Resources Corporation to satisfy his obligations contained herein and in the Note;

         (b) He has been the President of CBI prior hereto and as a result, is familiar with the records of CBI and MSL, access to which has been afforded to him and which access has preceded the closing under this Agreement;

         (c) The Shares to be acquired herein are solely for Purchasers' account and for investment and Purchaser has no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares, or any portion thereof; and

         (d) Purchaser understands that neither the Shares nor the sale thereof to him has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. Purchaser further understands that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to Purchaser by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. Purchaser understands that he cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection Purchaser acknowledges that a legend to the following effect will be placed upon the certificate(s) representing the Shares:

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                 Purchaser understands that the foregoing legend on his certificate(s) for the Shares limits their value, including their value as collateral.

         8. Survival of Representations. Neither party hereto has made any representation, warranty, or covenant not set forth herein and this Agreement and the exhibits attached hereto constitutes the entire Agreement between the parties. All representations and warranties in this Agreement shall survive the Closing Date and any examination or investigation at any time made by either of the parties hereto.

         9. Indemnification of Seller by Purchaser. In reliance upon the representations contained herein, Purchaser hereby indemnifies and holds harmless Seller and its officers, directors, employees, agents and control persons (hereinafter collectively called the "Seller's Indemnified Parties") from and against any losses, claims, damages and liabilities, joint and several, related to any liabilities, debts or claims of either CBI and MSL which may hereafter be asserted against Seller and Purchaser agrees to reimburse the Seller for all expenses, including but not limited to reasonable attorneys' fees and costs, of defending any such claims which may hereafter arise.

         10.     Indemnification of Purchaser by Seller.

         (a) Seller hereby indemnifies and holds harmless Purchaser from and against any and all losses, claims, damages and liabilities, joint and several, related to any liabilities, debts or claims of either CBI or MSL heretofore not previously disclosed by Seller to Purchaser in CBI or MSL's financial statements referenced herein and Seller further agrees to reimburse Purchaser for all expenses, including but not limited to reasonable attorneys' fees and costs, of defending any applicable claims which may hereafter arise.

         (b) The indemnifications cited herein and in Paragraph 8 above shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns, as applicable.

         11. Benefit. This Agreement shall be binding upon, and inure to the benefit of, the respective heirs, legal representatives, successors and assigns of the parties.

         12. Notices. All notices, requests, demands, and other communications hereunder shall be in writing, and shall be deemed to have been duly given if delivered or mailed first class, postage prepaid, to the applicable party at the address stated above herein, or such other address as may be provided in the future, in writing.

         13. Construction/Jurisdiction. This Agreement has been executed in the State of Florida and shall be construed in accordance with the laws of such State.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         15. Actions Necessary to Complete Transaction. Each party hereby agrees to execute and deliver all such other documents or instruments and to take any action as may be reasonably required in order to effectuate the transactions contemplated by this Agreement.

         16. Waiver. Any waiver by either party of any breach of any term or condition of this Agreement shall not be deemed a waiver of any other breach of such term or condition, nor shall the failure of either party to enforce such provision constitute a waiver of such provision or any other provision, nor shall such action be deemed a waiver or release of any other party for any claims arising out of or connected with this Agreement.

         17. Enforceability. If any provision, paragraph or subparagraph of this Agreement is adjudged by any court to be void or unenforceable in whole or in part, this adjudication shall not affect the validity of the remainder of the Agreement, including any other provision, paragraph or subparagraph. Each provision, paragraph or subparagraph of this Agreement is separable from every other provision, paragraph and subparagraph and constitutes a separate and distinct covenant.

         18. Disputes. If a dispute arises between the parties hereto and such dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to reasonable attorney fees.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

SELLER: ANTARES RESOURCES CORPORATION



By:/s/ William W. Perry
Its:CEO/President

PURCHASER:


/s/ David M. Capps
David M. Capps


COUNTY OF NASSAU                           }
                                  } ss.
STATE OF FLORIDA                           }


         Subscribed to and sworn before me this 16th day of August, 1996 by William W. Perry III.

         My commission expires May 18, 2000.


                                                       /s/ Tracy Ann Lynch
                                                            Notary Public




COUNTY OF NASSAU                           }
                                  } ss.
STATE OF FLORIDA                           }


         Subscribed to and sworn before me this 16th day of August, 1996, by David M. Capps.

         My commission expires May 18, 2000.


                                                        /s/ Tracy Ann Lynch
                                                            Notary Public

                                                PROMISSORY NOTE

U.S. $1,774,479                                      Fernandina Beach, Florida
                                                               August 16, 1996

         FOR VALUE RECEIVED, the undersigned (Borrower) promises to pay to the order of Antares Resources Corporation, a New York corporation, in lawful money of the United States, the principal sum of One Million Seven Hundred Seventy Four Thousand Four Hundred Seventy Nine and No/100 Dollars ($1,774,479.00) with interest on the unpaid principal balance from the date of this Note, until paid, at a rate equal to 0.75% over the Prime Lending Rate, as established from time to time by Chase Manhattan Bank, New York, New York. Principal and interest shall be payable at 2345 Friendly Road, Fernandina Beach, Florida 32034, or such other place as the Note Holder may designate, payable on or before August 16, 1998.

         This Note is secured by the Borrower pledging an aggregate of 2,027,976 shares of the Common Stock of Antares Resources
Corporation.  The number of shares pledged by Borrower to Note
Holder herein may be increased or decreased in accordance with the terms and conditions included in that certain Agreement between Borrower and Note Holder dated even date hereof, of which this Note is a part. Borrower shall duly execute any and all documentation reasonably deemed necessary by Note Holder and deliver the same, together with a certificate(s) representing 2,027,976 shares of Antares Resources Corporation Common Stock to MacFarlane, Ferguson
& McMullen, (with any additional shares tendered by Borrower pursuant to the terms included herein) who shall hold the same in escrow until such time as either this Note is paid in full or Borrower defaults in his obligations to Note Holder contained herein, in the Agreement or Security Agreement. The balance of the terms of such escrow are included in that certain Escrow Agreement dated even date herewith, a copy of which is attached hereto as Exhibit "1" and incorporated herein as if set forth.

         The liability of Borrower to pay this Note is limited to the shares held in escrow as well as the assets of Caribbean Breeze International, Inc. and Multi-Source Labs, Inc., as provided in the Security Agreement, both of which are described hereinabove, and in no event shall Borrower be liable for any deficiencies resulting form the sale fo such shares or liquidation of the aforesaid corporations, nor shall any action or proceeding be brought against Borrower to recover judgment against Borrower upon any unpaid balance of this Note.

         Upon the nonperformance of any of the promises contained in this Note, or upon the nonpayment of the amount due hereunder at maturity, full power and authority are given to the Holder to sell, assign and deliver the whole or any part of such collateral at

                                                  EXHIBIT "A"
public or private sale, or at any stock exchange or broker's board, at such terms as it may deem best, without recourse, and without demand, advertisement, or notice of any kind, all of which are waived. If such collateral is sold at such sale, the Holder may purchase the whole or any part thereof free from all right of redemption or other right or claim on the part of the Borrower. In the event of any such sale, the Holder, after deducting all costs and expenses of collection, sale and delivery, shall apply the residue of the proceeds of the sale or sales so made to pay, in whole or in part as the case may be, the interest then due upon this Note and the principal, and shall return the surplus, if any, to the Borrower, and the Borrower shall be deemed released from any further remaining liabilities to the Holder for any deficiency arising herein.

         In the event of the insolvency of the Borrower, or the insolvency of any guarantor or indorser of this Note, or the appointment of an assignee for the benefit of creditors or of a receiver, trustee, or custodian for the Borrower or for any guarantor or indorser of this Note, or in the event that a petition under any provision of the Bankruptcy Act is filed either by or against the Borrower or any guarantor or indorser of this Note, or in the event that the Borrower or any guarantor or indorser of this Note should be unable to meet their obligations as they fall due, this Note shall, at the option of the Holder, become immediately due without demand for payment and without notice to the Borrower or any guarantor or indorser of this Note.

         Borrower may prepay the principal amount outstanding plus accrued interest under this Note, in whole or in part, at any time without penalty.

         Any partial prepayment shall be applied first to any accrued interest due and the balance against the principal amount outstanding and shall not postpone the due date of this Note.

         Borrower waives presentment, demand for payment, notice of dishonor, and protest and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and consents to any and all extensions of time, renewals, releases of liens or security interest, waiver or modifications that may be made or granted by the Holder to any party hereto. No delay by the Holder in exercising any power or right shall operate as a waiver of any power or right; nor shall any single or partial exercise of any power or right preclude other or further exercise, or the exercise of any other power or right; and no waiver whatever or modification of the terms of this Note shall be valid unless in writing signed by the Holder of this Note and then only to the extent therein set forth.

         The Borrower agrees to pay to the Note Holder, when incurred, all costs and expenses incidental to collection of the amounts due herein, including but not limited to, reasonable attorneys fees and costs of collection, regardless of whether Note Holder elects to commence legal action to enforce this Note.

         Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (1) delivery to Borrower, or (2) mailing such notice by certified mail, return receipt requested, addressed to Borrower at the Borrowers' address stated below, or to such other address as Borrower may designate by notice to the Holder. Any notice to the Holder shall be in writing and shall be given and be effective upon (1) delivery to Note
Holder, or (2) by mailing such notice by certified mail, return receipt requested, to the Holder at the address stated in the first paragraph of this Note, or to such other address as Holder may designate by notice to Borrower.

                                                            BORROWER:



                                                        /s/ David M. Capps
                                                            David M. Capps

Borrower's Address:
45 Sunset Blvd.
Brunswick, Georgia 31525

                                              SECURITY AGREEMENT


Date:                     August 16, 1996

Debtors:                  Caribbean Breeze International, Inc.
                          Mult-Source Labs, Inc.

Address:                  2345 Friendly Road
                          Fernandina Beach, Florida 32034

Secured
Party:                    Antares Resources Corporation

Address:                  2345 Friendly Road
                          Fernandina Beach, FL 32034


         1. Security Interest. Debtors hereby grant to Secured Party a security interest ("Security Interest") in all of its assets, including but not limited to all accounts receivable, inventory and in all Proceeds and Products thereof in any form including, but not limited to, insurance proceeds, all parts, accessories, attachments, special tools, additions and accessions thereto and thereof, increases and profits received therefrom, all substitutions therefor, goods represented by, and books and records pertaining thereto, whether any of the foregoing is now owned or hereafter acquired (the "Collateral").

         2. Indebtedness Secured. The Security Interest granted by Debtors secure payment of any and all indebtedness and liabilities of Debtors to Secured Party, whether now existing or hereafter incurred, of every kind and character direct or indirect, joint or several, absolute or contingent, due or to become due, and whether any such indebtedness or liability is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including, without limitation, any sums advanced by Secured Party for taxes, assessments, insurance and other charges and expenses as hereinafter provided.

         3. Representations and Warranties of Debtor. Debtors represent and warrant and, so long as any Indebtedness remains unpaid, shall be deemed continuously to represent and warrant that:
(a) Debtors are the owner of the Collateral free of all security interests, adverse claims or other encumbrances, except the Security Interest; (b) Debtors are authorized to enter into this Security Agreement and this Security Agreement is not in contravention of any law or any indenture, agreement or undertaking to which Debtor is a party or by which it is bound; (c) Debtors are duly organized and existing under the laws of the state of Florida and in good standing and authorized to do business in all states in

                                                  EXHIBIT "B"
which Debtors are doing business; (d) Debtors are engaged in business operations, Debtors' business is carried on, Debtors' chief executive offices are located and Debtors' records concerning the Collateral are kept at the address specified above and the Collateral is located at the address specified above; (e) each Account, Chattel Paper, Document, Instrument, General Intangible, which is an outstanding obligation, and Contract is genuine and enforceable in accordance with its terms against the party obligated to pay it ("Account Debtor"); (f) any amounts represented by Debtors to Secured Party as owing by each or any Account Debtor is the correct amount owing not subject to any defense, offset, claim or counterclaim against Debtor; and (g) the Collateral shall be used exclusively for business purposes.

         4. Covenants of Debtors. So long as any Indebtedness remains unpaid, Debtors (a) will defend the Collateral against the claims and demands of all other parties, including any Account Debtor, will keep the Collateral free from all security interests or other encumbrances, except the Security Interest and will not sell, transfer, lease, or otherwise dispose of any Collateral or any interest without the prior written consent of Secured Party, except in the normal course of Debtors' business; (b) will notify Secured Party promptly in writing of any change in Debtors' address, specified above or in Debtors' name, identity or corporate structure; (c) will notify Secured Party promptly in writing of any change in the location of any Collateral or of the records with respect thereto or any additional locations at which the Collateral or records are kept, and upon reasonable notice will permit Secured Party or its agents to inspect the Collateral; (d) will notify the Secured Party immediately upon the acquisition of any titled vehicle or other assets constituting collateral which may not be perfected by the filing of a financing statement under the Uniform Commercial Code; (e) in connection herewith, will execute and deliver to Secured Party such financing statements, and other documents as may be requested by Secured Party, will pay all reasonable costs of title searches, and filing financing statements and other documents in all public offices requested by Secured Party, and will do such other things as Secured Party may request;
(f) if the Collateral is not a fixture, will prevent the Collateral or any part thereof from being or becoming a fixture; (g) will keep, in accordance with generally accepted accounting principles, consistently applied, accurate and complete books and records concerning the Collateral, will mark any and all such records concerning the Collateral, at Secured Party's request to indicate the Security Interest, and will permit Secured Party or its agents to audit and make extracts from and copy such records or any of Debtors' books, ledgers, reports, correspondence or other records and will furnish Secured Party with financial statements and such other information; (h) will not, without Secured Party's written consent, make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on, any Collateral, outside of Debtors' normal course of business; (i) will promptly notify Secured Party of any default by any Account Debtor in payment or performance of its obligations with respect to any of the Collateral; and (j) will promptly notify the Secured Party in the event of a materially adverse change in business or Collateral or any other occurrences which could materially and adversely affect the security of the Secured Party.

         5. Verification of Collateral. Secured Party shall have the right to verify all or any Collateral in any manner and through any medium Secured Party may consider appropriate and Debtors agree to furnish all assistance and information and perform any acts which Secured Party may require in connection therewith.

         6.      Default.

                 (a) Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder: (i) nonpayment when due, whether by acceleration or otherwise, of, principal or of interest of any Indebtedness, or failure by Debtors to perform any obligation, term or condition of this Security
Agreement or any other agreement between Debtors and Secured Party and such nonpayment or failure continues for a period of ten (10) days after Secured Party gives written notice thereof to the undersigned; (ii) nonpayment when due of any tax imposed on Debtors or on any assets of Debtors or any other liability of Debtors for borrowed money; (iii) if either Debtor commences a voluntary case under any Chapter of the Bankruptcy Code as now or hereafter in effect, takes any equivalent or similar action by filing a petition or otherwise under any other federal or state law in effect at such time relating to bankruptcy or insolvency, makes a general assignment for the benefit of creditors or admits in writing an inability to pay its debts generally as they become due; (iv) a petition is filed against either of the Debtors under any other federal or state law in effect at the time relating to bankruptcy or insolvency, or a trustee, receiver, custodian or agent is appointed under applicable law, or under contract, whose appointment or authority is to take charge of any property of either of the Debtors for the purpose of enforcing a lien against such property or is for the purpose of general administration of such property for the benefit of the creditors of the Debtors; (v) if any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of Debtors pursuant to or in connection with this Security Agreement or otherwise (including, without limitation, representations and warranties contained herein) or as an inducement to Secured Party to extend any credit to or to enter into this or any other agreement with Debtors, proves to have been false in any material respect or to have omitted any substantial contingent or unliquidated liability of or claim against Debtors, or if upon the date of execution of this Security Agreement, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit, which change shall not have been disclosed in writing to Secured
Party at or prior to the time of such execution; and (vi) loss, theft, destruction or substantial damage to any material portion of the Collateral;

                 (b) Secured Party, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable upon the happening of any Event of Default. The provisions of this paragraph are not intended in any way to affect any rights of Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand;

                 (c) Upon the happening of any Event of Default, Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtors and Secured Party;

                 (d) Without in any way requiring notice to be given in the following manner, Debtors agree that any notice by Secured
Party of sale, disposition or other intended action hereunder in connection herewith, whether required by the Uniform Commercial
Code or otherwise, shall constitute reasonable notice to Debtors if such notice is mailed by regular or certified mail, postage prepaid, at least five (5) days prior to such action, to Debtors' address specified above or to any other address which Debtors have specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtors; and

                 (e) Debtors agree to pay all costs and expenses incurred by Secured Party in enforcing this Security Agreement, in preserving, processing, selling, collecting upon or in realizing upon any Collateral and in enforcing and collecting any Indebtedness, including, without limitation, if Secured Party retains counsel for any such purpose, a reasonable attorney's fee.

         7.      Miscellaneous.

                 (a) Debtors hereby authorize Secured Party, at Debtors' expense, to file such financing statement or statements, or other documents relating to the Collateral without Debtors' signature thereon as Secured Party at its option may deem appropriate, and appoints Secured Party as Debtors' attorney-in-fact without requiring Secured Party to execute any such financing statement or other documents in Debtors' name and to perform all other acts which Secured Party deems appropriate to perfect and continue the Security Interest and to protect and preserve the Collateral;

                 (b) After the occurrence of an Event of Default as hereinabove describe, Secured Party may notify any or all Account
Debtors and other parties obligated to pay the Collateral of the Security Interest granted hereby and may also direct any and all such parties to make all payments of the Collateral to Secured
Party;

                 (c) (i) As further security for payment of the Indebtedness, Debtors hereby grant to Secured Party a security interest in and lien on any and all property of Debtors which is or may hereafter be in Secured Party's possession in any capacity, including, without limitation, all monies owed or to be owed by Secured Party to Debtors, and with respect to all of such property, Secured Party shall have the same rights hereunder as it has with respect to the Collateral;

                          (ii)    Without limiting any other right of Secured
Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party at its sole election may set off against the Indebtedness any and all monies then owed to Debtors by Secured Party in any capacity, whether or not due, and Secured
Party shall be deemed to have exercised such right of set-off immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto;

                 (d) Upon Debtors' failure to perform any of its duties hereunder after applicable ten (10) day notice, Secured Party may, but shall not be obligated to, perform any and all such duties, and Debtors shall pay an amount equal to the expense thereof to Secured
Party forthwith upon written demand by Secured Party;

                 (e) Secured Party may demand, collect and sue on the Collateral (in either Debtors' or Secured Party's name at the latter's option) with the right to enforce, compromise, settle or discharge the Collateral, and may indorse Debtors' name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting the Collateral;

                 (f) No course of dealing and no delay or omission by Secured Party in exercising any right or remedy hereunder with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtors hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtors. All rights and remedies of Secured Party hereunder are cumulative;

                 (g) Secured Party shall have no obligation to take, and Debtors shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument or Chattel Paper, whether Collateral or Proceeds and whether or not in Secured Party's possession. Debtors waive protest of any Instrument constituting Collateral at any time held by Secured Party on which Debtors are in any way liable;

                 (h) The rights and benefits of Secured Party hereunder shall, if Secured Party so agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof;

                 (i) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement subscribed by Debtors and by a duly authorized officer of Secured Party;

                 (j) All terms herein shall have the same definitions as set forth in the Uniform Commercial Code of the State of Florida unless otherwise defined herein;

                 (k) This Security Agreement shall remain in full force and effect until Secured Party shall give written notice of its discontinuance to the Debtors.

         8. Risk of Loss. Debtors shall at all times bear the full risk of loss or theft of, damage to or destruction of the Collateral.

         9. Severability. If any provision of this Security Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Security Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

         10. Governing Law. This Security Agreement and the transactions evidenced hereby shall be construed under the internal laws of the State of Florida without regard to principles of conflict of law.

         11. Execution by Secured Party. This Agreement shall take effect immediately upon execution by the Debtors and the execution hereof by the Secured Party shall not be required as a condition to the effectiveness of this Security Agreement. The provision for execution by the Secured Party is solely for the purpose of filing this Security Agreement to the extent required or permitted by law.

         12. Notice. Any notice under this Agreement shall be in writing and shall be deemed delivered if sent certified return receipt requested, to a party at the principal place of business specified in this Agreement or such other address as may be specified by notice given after the date hereof.

                 This Agreement shall have the effect of an instrument under seal.

WITNESS:                                        DEBTORS:  CARIBBEAN BREEZE
                                                INTERNATIONAL, INC.,
                                                a Florida corporation



_______________________                         By:/s/ David M. Capps
                                                Its:President

WITNESS:                                        MULT-SOURCE LABS, INC.,
                                                a Florida corporation



                                                By:/s/ David M. Capps
                                                Its:President


WITNESS:                                        SECURED PARTY:
                                                ANTARES RESOURCES CORPORATION,
                                                a New York corporation



_______________________                         By:/s/ William W. Perry III
                                                Its:President